                                                                    EXHIBIT 21.1

                         THE CHASE MANHATTAN CORPORATION

                              LIST OF SUBSIDIARIES


Chase has the following subsidiaries:

                                                                                                       Percentage of voting
                                                                               Organized under          securities owned by
Name                                                                             the laws of               immediate parent
---------------------------------------------------------------------------------------------------------------------------
THE CHASE MANHATTAN BANK                                                          New York                           100%
  CB Capital Investors, Inc.                                                      Delaware                           100
    CB Capital Investors, L.P.                                                    Delaware                            80
  Chase 254 Realty Corp.                                                         Puerto Rico                         100
  Chase Access Services Corporation                                               Delaware                           100
  Chase Asset Management, Inc.                                                    Delaware                           100
  Chase Bank International                                                      United States                        100
  Chase Commercial Mortgage Securities Corp.                                      New York                           100
  Chase Community Development, Inc.                                               Delaware                           100
  Chase Equipment Leasing Inc.                                                    New York                           100
  Chase Investment Services Corp.                                                 Delaware                           100
  Chase Manhattan Automotive Finance Corporation                                  Delaware                           100
  Chase Manhattan Capital Corporation                                             New York                           100
    Chase Manhattan Capital, L.P.                                                 Delaware                            80
  Chase Manhattan International Inc.                                            United States                        100
    Chase Manhattan International Finance Ltd.                                  United States                        100
       Banco Chase Manhattan, S.A.                                                 Brazil                            100
       Bancroft Holdings B.V.                                                  The Netherlands                       100
       Chase Investment Bank (Panama), S.A.                                        Panama                            100
       Chase Manhattan Asia Limited                                               Hong Kong                          100
       Chase Manhattan Bank (Ireland) plc                                          Ireland                           100
       Chase Manhattan Bank (M) Berhad                                            Malaysia                           100
       Chase Manhattan Bank, A.G.                                                  Germany                           100
       Chase Manhattan Bank CMB., S.A.                                              Spain                            100
       Chase Manhattan Bank - France                                               France                            100
       Chase Manhattan Bank Luxembourg, S.A.                                     Luxembourg                          100
       Chase Manhattan Bank Mexico, S.A.                                           Mexico                            100
       Chase Manhattan Bank Norge, A.S.                                            Norway                            100
       Chase Manhattan Holdings (Australia) Ltd.                                  Delaware                           100
         CMBAL Limited                                                            Australia                          100
       Chase Manhattan International Bank, Inc.                                  Puerto Rico                         100
       Chase Manhattan Securities S.A.                                              Spain                            100
       Chase Manhattan Securities (C.I.) Limited                               Channel Islands                       100
         Chemical Asset Management Limited                                     Channel Islands                       100
       Chase Manhattan (Thailand) Ltd.                                            Thailand                           100
       Chase Manhattan Trading, S.A.                                              Argentina                          100
       Chase Manhattan Trust Cayman Ltd.                                       Cayman Islands                        100
       Chase Manhattan Trust Company (Hong Kong) Ltd.                             Hong Kong                          100
       Chase Manhattan (U.K.) Holdings Limited                                 United Kingdom                        100
         Chase Export Finance Limited                                          United Kingdom                        100
         Chase Asset Management (London) Limited                               United Kingdom                        100
         Chase Manhattan plc                                                   United Kingdom                        100
         Chase Manhattan International Ltd.                                    United Kingdom                        100
         Chemco Equipment Finance Ltd.                                         United Kingdom                        100
           Goldway Ltd.                                                        United Kingdom                        100
       Chase Trust Bank                                                             Japan                            100
       Chaseinvest S.p.A.                                                           Italy                            100
       Chemical Asia Limited                                                      Hong Kong                          100
       Chemical Australia (Holdings) Limited                                      Australia                          100
         Chase Securities Australia Limited                                       Australia                          100
       Chemical Bank (Guernsey) Limited                                        Channel Islands                       100

                              LIST OF SUBSIDIARIES

                                  (CONTINUED)

                                                                                                    Percentage of voting
                                                                               Organized under       securities owned by
Name                                                                             the laws of            immediate parent
------------------------------------------------------------------------------------------------------------------------
        Chemical International Trust Company Limited                           Cayman Islands                        100%
        Manufacturers Hanover Arrendamento Mercantil S.A.                          Brazil                            100
        Manhattan Card Co. Limited                                                Hong Kong                           99
        Norchem Holdings e Negocios, S.A.                                          Brazil                             49
        Norchem Leasing S.A. Arrendamento Mercantil                                Brazil                             50
        The Chase Manhattan Bank of Canada                                         Canada                            100
        The Chase Manhattan Private Bank & Trust
          Company (Bahamas) Limited                                                Bahamas                           100
        The Chase Manhattan Private Bank (Switzerland), S.A.                    Switzerland                          100
        The Saudi Investment Bank                                               Saudi Arabia                         7.5
  Chase Manhattan Mortgage Holdings, Inc.                                         Delaware                           100
    Chase Mortgage Services, Inc.                                                 Delaware                           100
  Chase Manhattan Overseas Corporation                                            New York                           100
  Chase Merchant Ventures, Inc.                                                   Delaware                           100
    Chase Merchant Services LLC                                                   Delaware                            50
  Chem Network Processing Services, Inc.                                         New Jersey                          100
  Chemgraphics Systems, Inc.                                                     New Jersey                          100
  Chemical Acceptance Corporation                                                 Delaware                           100
  Chemical Mortgage Company                                                         Ohio                             100
  Manufacturers Hanover Leasing International Corp.                               Delaware                           100
  Metal Holdings Inc.                                                              Liberia                           100
  MH Financial Management Systems, Inc.                                           Delaware                           100

OTHER SUBSIDIARIES OF CHASE
Brown & Company Securities Corporation                                          Massachusetts                        100
Capital Markets Transactions, Inc.                                                Delaware                           100
CBC - USA Inc.                                                                    Delaware                           100
CCC Holding Inc.                                                                  Delaware                           100
  Chase Commercial Corporation                                                   New Jersey                          100
Chase Capital I                                                                   Delaware                           100
Chase Capital II                                                                  Delaware                           100
Chase Capital III                                                                 Delaware                           100
Chase Capital IV                                                                  Delaware                           100
Chase Capital Corporation                                                         Delaware                           100
Chase Capital Financing Ltd.                                                   United Kingdom                        100
  Chase (Jersey) Ltd.                                                          United Kingdom                        100
  Chase Finance (Jersey) Ltd.                                                  United Kingdom                        100
Chase Cardholder Services, Inc.                                                   Delaware                           100
Chase Equity Holdings, Inc.                                                       Delaware                           100
  CBC Holding (Delaware) Inc.                                                     Delaware                           100
    A.S. Holding Corporation                                                      Delaware                           100
    Chase Manhattan Bank Delaware                                                 Delaware                           100
      Chase Agency Services, Inc.                                                 Delaware                           100
      Chase Insurance Agency, Inc.                                                Delaware                           100
      CSL Leasing Inc.                                                            Delaware                           100
      Chemical Data Services Corporation                                          Delaware                           100
      Western Hemisphere Life Insurance Company                                   Delaware                           100
    Chase Manhattan Bank U.S.A., National Association                           United States                        100
      Chase BankCard Services, Inc.                                               Delaware                           100
      Chase Manhattan Financial Corporation, Ltd.                                 Delaware                           100
      Margaretten Financial Corporation                                           Delaware                           100
        Chase Manhattan Mortgage Corporation                                     New Jersey                          100

                              LIST OF SUBSIDIARIES

                                  (CONTINUED)

                                                                                                    Percentage of voting
                                                                               Organized under       securities owned by
Name                                                                             the laws of            immediate parent
------------------------------------------------------------------------------------------------------------------------
  Chase Bank of Texas, National Association                                     United States                        100%
  Chase Bank of Texas - San Angelo, N.A.                                        United States                        100
  Texas Commerce Trust Company of New York                                        New York                           100
Chase Funding Inc.                                                                New York                           100
Chase Futures & Options, Inc.                                                     Delaware                           100
Chase Holding Delaware Inc.                                                       Delaware                           100
  Chase Manhattan Bank and Trust Company, National Association                  United States                        100
  Chase Manhattan Private Bank, N.A.                                            United States                        100
Chase Home Mortgage Corporation of the Southeast                                   Florida                           100
Chase Manhattan Realty Leasing Corporation                                        New York                           100
Chase Securities Inc.                                                             Delaware                           100
Chase Trade, Inc.                                                                 Delaware                           100
Chatham Ventures, Inc.                                                            New York                           100
Chemical Business Credit Corp.                                                    Delaware                           100
Chemical Equity Incorporated                                                      New York                           100
Chemical International Capital Finance Limited                                 United Kingdom                        100
Chemical Investments, Inc.                                                        Delaware                           100
Chemical Shareholder Services of California, Inc.                                 Delaware                           100
  Chemical Shareholder Services Partner, Inc.                                     Delaware                           100
    ChaseMellon Shareholder Services L.L.C.                                       Delaware                            50
Chemical New York, N.V.                                                      Netherland Antilles                     100
Clintstone Properties Inc.                                                        New York                           100
CMRCC, Inc.                                                                       New York                           100
  Chase Manhattan Equities Corporation                                            Delaware                           100
  Grovehill Corporation                                                           Delaware                           100
Octagon Credit Investors, Inc.                                                    Delaware                           100
Offshore Equities, Inc.                                                           New York                           100
Support Development Corporation                                                   Delaware                           100

The names of certain other direct and indirect subsidiaries of Chase have been omitted from the list above because such unnamed subsidiaries considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.